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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JULY 14, 2000




                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)




         MASSACHUSETTS                   0-14680                06-1047163
(State or other jurisdiction of      (Commission file         (IRS employer
 incorporation or organization)           number)         identification number)


               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (617) 252-7500


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ITEM 5.  OTHER EVENTS.

         Genzyme Corporation (the "Company") is offering to a limited number of purchasers up to 1,464,100 shares of Genzyme Molecular Oncology Stock, $0.01 par value per share (the "Shares") for $12.91 per share. The shares are covered by the Company's Registration Statement on Form S-3 (the "Registration Statement") (File No. 333 31548) which the Securities and Exchange Commission previously declared effective. In order to furnish an exhibit for incorporation by reference into the Registration Statement, the Company hereby files as Exhibit
5.2 to the Registration Statement an opinion of Palmer & Dodge LLP, counsel to the Company, regarding the validity of the Shares.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS:

Exhibit
   No.            Description
-------           -----------

5.2               Opinion of Palmer & Dodge LLP.  Filed herewith.

23.3 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).



                                       2


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GENZYME CORPORATION



Dated:  July 14, 2000              By:   /s/ Michael Wyzga
                                      ---------------------------------------
                                         Michael Wyzga, Senior Vice President
                                         and Chief Financial Officer



                                       3


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                                  EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION
-------           -----------

5.2               Opinion of Palmer & Dodge LLP.  Filed herewith.

23.3 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).